                                                                    EXHIBIT 23.2


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


        We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1992 Stock Option Plan of Geron Corporation of our report dated February 9, 2001 with respect to the consolidated financial statements of Geron Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 2000 filed with the Securities and Exchange Commission.


                                          /s/  ERNST & YOUNG LLP


Palo Alto, California
September 27, 2001


                                       7